SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K
                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 31, 1998

                     CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)




    VIRGINIA                         1-12875                     54-1589139
 (State of                          (Commission                (IRS Employer
 Incorporation)                      File Number)            Identification No.)


306 EAST MAIN STREET
RICHMOND, VIRGINIA                                                       23219
(Address of principal                                                 (Zip Code)
 executive office)

               Registrant's telephone number, including area code:
                                 (804) 643-1761

                      CORNERSTONE REALTY INCOME TRUST, INC.
                                    FORM 8-K

                                      Index


Item 2       Acquisition or Disposition of Assets

Item 7       Financial Statements, Pro Forma Financial Information and Exhibits

     a.      Independent Auditors' Report
             (Hampton Pointe Apartments)

             Historical Statement of Income and Direct Operating Expenses (Hampton Pointe Apartments)

             Note to Historical Statement of Income and Direct Operating Expenses (Hampton Pointe Apartments)

     b. Independent Auditors' Report (Pinnacle Ridge (formerly Edgewood Knoll) Apartments)

             Historical Statement of Income and Direct Operating Expenses (Pinnacle Ridge (formerly Edgewood Knoll) Apartments)

             Note to Historical Statement of Income and Direct Operating Expenses (Pinnacle Ridge (formerly Edgewood Knoll) Apartments)

     c. Pro Forma Statement of Operations for the Year Ended December 31, 1997 (unaudited)

             Pro Forma Statement of Operations for the Quarter Ended March 31, 1998 (unaudited)

    d.      Exhibits

     10.1    Purchase Contract for Hampton Pointe Apartments

     10.2 Purchase Contract for Pinnacle Ridge (formerly Edgewood Knoll) Apartments

     23.1    Consent of Independent Auditors

     23.2    Consent of Independent Auditors

Item 2. Acquisition or Disposition of Assets

                           HAMPTON POINTE APARTMENTS
                          Charleston, South Carolina

     On March 31, 1998, Cornerstone Realty Income Trust, Inc. (together with its subsidiary, CRIT-NC, LLC, the "Company") purchased the Hampton Pointe Apartments, a 304-unit apartment complex having an address of 1916 Sam Rittenberg Boulevard, Charleston, South Carolina (the "Property").

     The seller, Hampton Pointe Properties, was affiliated with the Company. The purchase price was $12,225,000. At closing, the entire purchase price was borrowed under the Company's unsecured line of credit. Title to the Property was conveyed to the Company by limited warranty deed.

     LOCATION. The following information is based in part upon information provided by the Charleston Chamber of Commerce.

     The Charleston Metropolitan Statistical Area ("MSA") is comprised of Charleston, Berkeley and Dorchester Counties. The approximate population of the MSA is 570,000. Charleston County has approximately 330,000 residents, approximately 85,000 of which are in the city limits.

     The principal economic factors in the region are distribution and port facilities, tourism, medical services and the military.

     The Port of Charleston is the leading container cargo port in the southeast and on the entire east coast ranks second only to the combined ports of New York and New Jersey. BMW and NUCOR are two recent examples of companies that rely on the Port of Charleston.

     Tourism is a major factor in the area, with approximately five million visitors annually. Tourist attractions include the historic district of Charleston, beaches, golf courses, and restaurants. It is estimated that the total economic impact of the tourist industry in the region is approximately $1.5 billion annually, accounting for approximately 34,000 jobs and approximately 14% of the total work force.

     Charleston is the home to the Medical University of South Carolina, which accounts for approximately 7,500 jobs. A total of approximately 16,000 persons are employed in the region's 10 hospitals and medical facilities.

     The United States Navy employs approximately 7,800 people in the region in installations such as Charleston Naval Weapons Station, Naval Hospital and Naval Command, Control and Ocean Surveillance Center in Service Engineering, East Coast Division. In addition, the Charleston Air Force Base employs over 5,400 people. From 1989 to 1996, naval employment in the region dropped from 21% to 3% of total jobs. However, the region experienced a concurrent increase in jobs in other sectors.

     The overall unemployment rate in the region is currently approximately 5%.

     The Property is listed in the West Ashley region of Charleston. The immediate area consists of other multi-family housing, commercial and retail development and single-family housing. The Property is located near major shopping centers, schools and churches and is accessible from Interstate 26 and Mark Clark Expressway. Charleston's largest mall, the Citadel Mall, is located less than one mile from the Property and has four major anchor stores and approximately one million square feet of space. The Property is an approximately 15-minute drive from the College of Charleston, downtown Charleston, the airport and the beach.

     DESCRIPTION OF THE PROPERTY. The Property consists of 304 garden-style apartments located in 19 two-story buildings on approximately 20 acres of land. The Property was constructed in 1986.

     The Company believes that the Property has generally been well maintained and is generally in good condition. However, the Company has budgeted approximately $912,000 for repairs and improvements including clubhouse renovation, re-siding of all building exteriors and window replacement.

     The Property offers four different unit types. The unit mix and rents being charged new tenants as of June 1998 are as follows:

                                                APPROXIMATE
                                                 INTERIOR        MONTHLY
 QUANTITY                 TYPE                SQUARE FOOTAGE     RENTAL
----------   -----------------------------   ----------------   --------

64           One bedroom, one bathroom               750          $510
64           One bedroom, one bathroom               900           560

                                                APPROXIMATE
                                                 INTERIOR        MONTHLY
 QUANTITY                 TYPE                SQUARE FOOTAGE     RENTAL
----------   -----------------------------   ----------------   --------

88           Two bedrooms, two bathrooms           1,175           650
88           Two bedrooms, two bathrooms           1,200           675


     The apartments provide a combined total of approximately 314,000 square feet of net rentable area.

     Leases at the Property are for terms of one year or less. Average rental rates for the past five years have generally remained constant or increased. As an example, a two-bedroom, two-bathroom apartment (1,175 square feet) rented for $585 in 1993, $585 in 1994, $585 in 1995, $600 in 1996, and $650 in 1997. The
average effective annual rental per square foot at the Property for 1993, 1994, 1995, 1996 and 1997 was $6.39, $6.39, $6.39, $6.55, and $7.10, respectively.

     The buildings are wood frame construction on concrete slabs. The buildings have pitched roofs with asphalt shingles. Exteriors are cedar lap siding.


     The Property has two outdoor swimming pools, a Jacuzzi, two lighted tennis courts, a sand volleyball court, a fitness center, a putting green, picnic areas, a car wash area with vacuum, and a laundry facility. The Property also has a large clubhouse with an entertainment area, kitchenette and leasing office. There is ample paved parking.


     Apartments units have wall-to-wall carpeting in the living areas and vinyl floors in the kitchen and baths, as well as cable television hook-ups and individually controlled heating and air conditioning units. Each unit has miniblinds, walk-in closets, full-sized washer/dryer connections, a wood-burning fireplace and a sun room or patio. Each kitchen is equipped with a refrigerator/freezer, electric range and oven, dishwasher and garbage disposal. The owner of the Property supplies cold water, sewer service and trash removal. The tenants pay for their electricity usage, which includes air conditioning, cooking and lights, and for gas usage, which includes heat and hot water.


     There are at least six apartment properties in the area that compete with the Property. All offer similar amenities and generally have rents that are comparable to those of the

Property. Based on a recent telephone survey, the Company estimates that occupancy in nearby competing projects averaged approximately 96% at May 31, 1998. One of the competing properties, Westchase Apartments, is also owned by the Company.

     According to information provided by the seller, physical occupancy at the Property averaged approximately 72% in 1993, 73% in 1994, 85% in 1995, 95% in 1996 and 98% in 1997. On May 31, 1998, the Property was 98% occupied. The tenants are a mix of white-collar and blue-collar workers, students and retired persons.

     The 1997 real estate taxes applicable to the Property were calculated as assessed value times 6% times $0.3181, plus a solid waste tax of $63 per apartment unit. The real estate taxes for 1997 were calculated to be $158,576. The assessed value was $8,699,800. The basis of the depreciable residential real property portion of the Property (currently estimated at about $10,973,281) will be depreciated over 27.5 years on a straight line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Code.

     The Company believes that the Property is and will continue to be adequately covered by property and liability insurance.

     MATERIAL  FACTORS  CONSIDERED  IN  ASSESSING  THE  PROPERTY.   The  factors
considered by the Company to be relevant in evaluating the Property for acquisition by the Company included the following:

     1. The Company believes that the Charleston, South Carolina area will experience continued strong economic development and steady population increase, owing to a strong, diversified economy characterized by at least four major employment factors (port facilities, tourism, medical facilities and the military), and that such dvelopment and increase will support stable occupancy rates and reasonable increases in rents at the Property.

     2. Based upon an engineering report and its own inspections, the Company believes that the Property is in good condition.

     3. The Property is conveniently located and proximate to area employers and shopping.

     4.  The Company is familiar with the Charleston, South Carolina market.

         The Company is not aware of any material adverse factors relating to the Property not set forth in this report that would cause the financial information contained in this report not to be necessarily indicative of future operating results.


              PINNACLE RIDGE (formerly Edgewood Knoll) APARTMENTS
                           Asheville, North Carolina

         On March 31, 1998, the Company purchased the Edgewood Knoll Apartments, a 168-unit apartment complex having an address of 600 Merrimon Avenue, Asheville, North Carolina (the "Property"). The Company purchased the Property from a seller (R.B.R. & S.T., a North Carolina limited partnership) which was unaffiliated with the Company. The purchase price was $5,750,000, all of which was borrowed on an interim basis under the Company's unsecured line of credit. Title to the Property was conveyed to the Company by limited warranty deed. The Company has changed the name of the Property to "Pinnacle Ridge Apartments."

         LOCATION. The following information is based in part upon information provided by the Asheville Chamber of Commerce.

         The Property is located in North Carolina, in the City of Asheville and Buncombe County, which collectively have a population of approximately 250,000. Asheville is located approximately 115 miles from Charlotte, North Carolina, and 65 miles from Greenville, South Carolina.

         The City of Asheville and Buncombe County are represented by a number of nationally recognized companies and organizations in the health care, education and manufacturing sectors. Some of the major employers in the area include Champion International (a manufacturer of paper and paperboard), GE Lighting Systems, Westinghouse Electric and ITT Automotive. In addition, Memorial Mission Hospital and St. Joseph Hospital are major area employers.

     The major highways serving the area are Interstates 40, 26 and 240. The Asheville Regional Airport is centrally located within the metropolitan area and is approximately 20 miles from the Property. Also, Asheville is home to the University of North Carolina at Asheville, with an enrollment of approximately 3,200 students.

         The property is located on Merrimon Avenue, in the north section of Asheville, within the city limits. The area surrounding the Property is well-developed, with various retail centers as well as single-family residences. The Property is located approximately two miles from the city's central business district, and is convenient to employment centers, shops and restaurants located there. The Property is also near two major shopping centers, Asheville Mall and Biltmore Square Mall.

         DESCRIPTION OF THE PROPERTY. The Property consists of 168 garden-style and townhouse-style apartments in 25 two-story buildings and one two-story house located on approximately 17 acres of land. The Property was constructed in 1951.

     The Company believes that the Property is generally in good condition. However, approximately $336,000 has been budgeted by the Company for repairs and improvements, including construction of an outdoor swimming pool, conversion of the two-story Victorian house on site (which currently contains two apartment units) into a clubhouse, exterior painting and siding replacement, landscaping and interior upgrades.

         The Property offers six unit types. The unit mix and rents currently being charged new tenants as of June 1998 are as follows:


                                                     APPROXIMATE INTERIOR     MONTHLY
 QUANTITY*                    TYPE                      SQUARE FOOTAGE        RENTAL
-----------   -----------------------------------   ----------------------   --------
      8       One bedroom, one bathroom                        760             $500
      4       One bedroom, one bathroom (TH)                   760              515
     62       Two bedrooms, one bathroom                       816              540
     74       Two bedrooms, one bathroom (TH)                  912              550
     12       Three bedrooms, one bathroom (TH)              1,038              615
      6       Three bedrooms, two bathrooms                  1,200              630


* At the time of purchase by the Company, the Property included a two-story house with two apartment units. As indicated above, the Company expects to convert the two-story house into a clubhouse, and these two apartment units will cease to exist.

         The apartments provide a combined total of approximately 147,000 square feet of net rentable area

         Currently, the Property does not have standard common-area amenities, although, as noted above, the Company plans to construct a swimming pool at the Property and to convert an existing two-story house into a clubhouse and amenity center.

         Leases at the Property generally are for terms of one year or less. Average rental rates for the past five years have generally been constant or increasing. As an example, a two-bedroom, one-bathroom apartment unit (816 square feet) rented for $350 in 1993, $375 in 1994, $375 in 1995, $375 in 1996,
and $480 in 1997. The average effective annual rental per square foot at the Property for 1993, 1994, 1995, 1996, and 1997 was $4.84, $5.18, $5.18, $5.18,
and $6.63, respectively.

         The buildings are wood frame construction over crawl spaces. Exteriors have brick veneer and a combination of painted hardboard lap siding, painted cementitious-type siding and painted T-111 siding. There are sloped gabled roofs covered with asphalt shingles.

         All apartment units have hardwood floors in the living areas, and tile floors in the kitchen and baths. Each apartment unit has a cable television hook-up and an individually controlled heating and air conditioning unit. Each apartment unit also has miniblinds and full-sized washer/dryer connections. Each kitchen is equipped with a refrigerator/freezer, electric range and oven, dishwasher and garbage disposal. The owner of the Property supplies cold water, sewer service and trash removal. The tenants pay for their gas usage, which includes heat (in all units) and hot water in garden units, and for their electricity usage, which includes air-conditioning, cooking, lights and hot water in townhouse units.

          There are at least three apartment properties in the area that compete with the Property. All offer similar amenities and have rents that are generally comparable to those of the Property. Based on a recent telephone survey, the Company estimates that occupancy in nearby competing projects averaged approximately 91% at May 31, 1998.

          According to information provided by the seller, physical occupancy at the Property averaged approximately 90% in 1993, 90% in 1994, 75% in 1995, 70% in 1996, and 80% in 1997. On May 31, 1998, the Property was 90% occupied. The current residents at the Property are employed in a variety of white-collar and blue-collar jobs, and there are also student residents and retired persons.

     The 1997 real estate tax rate applicable to the Property was $1.51 per $100 of assessed value, and the real estate taxes for 1997 were calculated to be $44,208. The assessed value was $2,927,700. The basis of the depreciable residential real property portion of the Property (currently estimated at about $4,187,566) will be depreciated over 27.5 years on a straight-line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Code. Amounts to be spent by the Company on repairs and improvements will be treated for tax purposes as permitted by the Code based on the nature of the expenditures.

     The Company believes that the Property is and will continue to be adequately covered by property and liability insurance.

     MATERIAL  FACTORS  CONSIDERED  IN  ASSESSING  THE  PROPERTY.   The  factors
considered by the Company to be relevant in evaluating the Property for acquisition by the Company included the following:

             1. The Company believes that the Asheville, North Carolina area will enjoy continued economic development and steady population increase, and that such development and increase will support stable occupancy rates and reasonable increases in rents at the Property.

             2. Based upon an engineering report and its own inspections, the Company believes that the Property is generally in sound condition.

             3. The Property is conveniently located and proximate to major employers and shopping.

             4. The Company is familiar with the Asheville, North Carolina rental market.

     The Company is not aware of any material adverse factors relating to the Property not set forth in this report that would cause the financial information contained in this report not to be necessarily indicative of future operating results.

                                   ITEM 7.a.

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia


     We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Hampton Pointe Apartments located in Charleston, South Carolina for the twelve month period ended February 28, 1998. This statement is the responsibility of the management of Hampton Pointe Apartments. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

     In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Hampton Pointe Apartments (as defined above) for the twelve month period ended February 28, 1998, in conformity with generally accepted accounting principles.

                                                  /s/  L.P. Martin & Co., P.C.
                                                  -----------------------------
Richmond, Virginia
April 8, 1998

                           HAMPTON POINTE APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                  TWELVE MONTH PERIOD ENDED FEBRUARY 28, 1998


INCOME
         Rental and Other Income                                 $   1,980,245


DIRECT OPERATING EXPENSES
         Administrative and Other                                      150,195
         Insurance                                                      50,061
         Repairs and Maintenance                                       323,067
         Taxes, Property                                               169,434
         Utilities                                                     156,652


              TOTAL DIRECT OPERATING EXPENSES                          849,409

              Operating income exclusive of items not
              comparable to the proposed future operations
              of the property                                   $    1,130,836
                                                                    ==========



See accompanying notes to the financial statement.

                           HAMPTON POINTE APARTMENTS

         NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                  TWELVE MONTH PERIOD ENDED FEBRUARY 28, 1998

NOTE 1 - ORGANIZATION

Hampton Pointe Apartments is a 304 unit garden style apartment complex located on 20.25 acres in Charleston, South Carolina. The assets comprising the property were owned by Hampton Pointe Properties, A Limited Partnership, an entity unaffiliated with Cornerstone Realty Income Trust, Inc., during the financial statement period. Cornerstone Realty Income Trust, Inc. purchased the property on March 31, 1998.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICES

Revenue  and  Expense  Recognition  -  The  accompanying   statement  of  rental
operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, amortization, professional fees and management fees.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed in the period incurred.

                                   ITEM 7.b.

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia

     We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Edgewood Knoll Apartments located in Asheville, North Carolina for the twelve month period ended February 28, 1998. This statement is the responsibility of the management of Edgewood Knoll Apartments. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

     In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Edgewood Knoll Apartments (as defined above) for the twelve month period ended February 28, 1998, in conformity with generally accepted accounting principles.

                                              /s/  L.P. Martin & Co., P.C.
                                              ----------------------------

Richmond, Virginia
April 8, 1998

                           EDGEWOOD KNOLL APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                  TWELVE MONTH PERIOD ENDED FEBRUARY 28, 1998

INCOME
  Rental and Other Income                                       $    859,763
                                                                ------------


DIRECT OPERATING EXPENSES
  Administrative and Other                                            13,727
  Insurance                                                           17,434
  Repairs and Maintenance                                            217,092
  Taxes, Property                                                     44,208
  Utilities                                                           61,894
                                                                ------------

      TOTAL DIRECT OPERATING EXPENSES                                354,355
                                                                ------------
      Operating income exclusive of items not
      comparable to the proposed future operations
      of the property                                           $    505,408
                                                                ============


See accompanying notes to the financial statement.

                           EDGEWOOD KNOLL APARTMENTS

         NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                  TWELVE MONTH PERIOD ENDED FEBRUARY 28, 1998

NOTE 1 - ORGANIZATION

Edgewood Knoll Apartments is a 168 unit garden and townhouse style apartment complex located on approximately 17.02 acres in Asheville, North Carolina. The assets comprising the property were owned by R. B. R. and S. T., a North Carolina Limited Partnership, an entity unaffiliated with Cornerstone Realty Income Trust, Inc., during the financial statement period. Cornerstone Realty Income Trust, Inc. purchased the property on March 31, 1998.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICES

Revenue  and  Expense  Recognition  -  The  accompanying   statement  of  rental
operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest and property depreciation.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed in the period incurred.

NOTE 3 - RELATED PARTY TRANSACTIONS

During the financial statement period, the property had no employees. General maintenance and repair work was performed by individuals who worked solely at this property but who were employees of an affiliate of the owner. The property was billed for the payroll and associated burden at the affiliate's cost which totaled $86,688.

The affiliate also employed a staff which performed grounds maintenance for this and other projects. The affiliate billed each project for a systematic allocation of their employee payroll and burden as well as specific materials and supplies purchased for the various properties. The amount billed to Edgewood Knoll Apartments for the grounds services totaled $44,641 during the financial statement period.

(Continued)

                           EDGEWOOD KNOLL APARTMENTS

         NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                  TWELVE MONTH PERIOD ENDED FEBRUARY 28, 1998

NOTE 3 - RELATED PARTY TRANSACTIONS  (Continued)

The affiliate also billed the project $6,240 during the financial statement period for use of a maintenance truck. No formal lease exists.

Each of the above amounts is included in repairs and maintenance on the statement of income and direct operating expenses.

Administrative and other expense is below what would generally be expected for a project of this size for the following reasons. All administrative functions of the property, including accounting and management services and those services which would generally be performed by a resident manager and assistants, were performed by the owner affiliate. The affiliate's employees performed these and other duties for several projects. Because the affiliate and the various properties had common owners, no attempt was made to allocate employee costs and other costs to Edgewood Knoll Apartments and the other properties. At this point, any attempt to allocate cost to the property would be arbitrary.

                                   ITEM 7.c.

PRO  FORMA  STATEMENT  OF  OPERATIONS  FOR THE  YEAR  ENDED  DECEMBER  31,  1997
(UNAUDITED)

The Unaudited Pro Forma Statement of Operations for the year ended December 31, 1997 is presented as if 11 of the 13 Property acquisitions during 1997 and the 3 Property acquisitions during 1998 had occurred on January 1, 1997. The Unaudited Pro Forma Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurred no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the year ended December 31, 1997 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.


                                                          Historical                                                  Pro Forma
                                                         Statement of           1997           Pro Forma             Before 1998
                                                          Operations        Acquisitions      Adjustments            Acquisitions
                                                        ------------------------------------------------------    ------------------
Date of Acquisitions                                               -               -
Revenues from rental properties                               $71,970,624      $8,176,747                 -            $80,147,371
Rental expenses:
                Property and maintenance                       19,494,692       2,524,622                 -             22,019,314
                Taxes and insurance                             6,075,991         608,815                 -              6,684,806
                Property management                             1,769,272               -                 -              1,769,272
                General and administrative                      1,351,667               -                 -              1,351,667
                Amortization and other depreciation                56,075               -                 -                 56,075
                Depreciation of rental property                15,163,593               -         1,514,811 (A)         16,678,404
                Other                                           1,200,669               -                 -              1,200,669
                Management contract termination                   402,907               -                 -                402,907
                                                        ----------------------------------------------------      ------------------

                                                               45,514,866       3,133,437         1,514,811             50,163,114

Income before interest income (expense)                        26,455,758       5,043,310        (1,514,811)            29,984,257
Interest income                                                   331,114               -                 -                331,114
Interest expense                                               (7,561,319)              -        (2,411,653)(B)         (9,972,972)
                                                        ----------------------------------------------------      ------------------

Net Income                                                    $19,225,553      $5,043,310       ($3,926,464)           $20,342,399

Net income per share                                                $0.59
                                                                    ======

Wgt. avg. number of shares outstanding                         32,617,823                         2,041,544 (C)         34,659,367
                                                               ===========                                              ============


                                                                          Edgewood          Hampton
                                                      Stone Point          Knoll             Point
                                                       Pro Forma         Pro Forma         Pro Forma      Pro Forma        Total
                                                      Adjustments       Adjustments       Adjustments    Adjustments     Pro Forma
                                                     -----------------------------------------------------------------  ------------
Date of Acquisitions                                       1/15/98         3/31/98       3/31/98                                  -
Revenues from rental properties                          $ 1,346,251      $859,763     $1,980,245                -      $84,333,630
Rental expenses:
                Property and maintenance                     379,698       292,713        629,914                -       23,321,639
                Taxes and insurance                           99,704        61,642        219,495                -        7,065,647
                Property management                                -             -              -                -        1,769,272
                General and administrative                         -             -              -                -        1,351,667
                Amortization and other depreciation                -             -              -                -           56,075
                Depreciation of rental property                    -             -              -          849,291 (A)   17,527,695
                Other                                                                           -                -        1,200,669
                Management contract termination                    -             -              -                -          402,907
                                                     -----------------------------------------------------------------  ------------

                                                             479,402       354,355        849,409          849,291       52,695,571

Income before interest income (expense)                      866,849       505,408      1,130,836         (849,291)      31,638,059
Interest income                                                    -             -              -                -          331,114
Interest expense                                                   -             -              -       (2,186,843)(B)  (12,159,815)
                                                     -----------------------------------------------------------------  ------------

Net Income                                                  $866,849      $505,408     $1,130,836      ($3,036,134)     $19,809,358

Net income per share                                                                                                          $0.57
                                                                                                                              =====

Wgt. avg. number of shares outstanding                                                                                   34,659,367
                                                                                                                         ==========


(A) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, for the period of time not owned by the Company. The weighted average life of the property depreciated was
27.5 years.

(B) Represents the interest expense for the properties purchased with the Company's unsecured line of credit or other unsecured financing. Total purchase price of $63,851,388 for 1997 acquisitions (8 properties) and total purchase price of $27,656,150 for 1998 acquisitions (3 properties) for the period in which properties were not owned for the year ended December 31, 1997. Interest was computed based on interest rates under the Company's line of credit in effect at the time of the respective acquisition.

(C) Represents additional common shares used to purchase Ashley Run, Carlyle, Charleston Place and a portion of Dunwoody based upon purchase prices of $18,000,000 $11,580,000, $9,475,000 and $10,560,312 (total purchase price of
Dunwoody was $15,200,000), respectively and common shares issued in April, 1997 with net proceeds of $9.5875 per share to the Company.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997 (UNAUDITED)

The following schedule provides detail of 1997 acquisitions by property included in the Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997.


                                                          Westchase       Paces Arbor      Paces Forest       Ashley Run
                                                          Pro Forma        Pro Forma         Pro Forma        Pro Forma
                                                         Adjustments      Adjustments       Adjustments      Adjustments
                                                         -----------      -----------       -----------      -----------
Date of Acquisition                                        1/15/97           3/1/97           3/1/97           4/30/97

Property operations

    Revenues from rental properties                      $166,656         $128,993          $154,702         $916,820
    Rental expenses:
               Property management                         54,436           35,902            37,110          246,537
               Taxes and insurance                         16,024            8,094             9,108           69,240
               General and administrative                    -                -                -                 -
               Amortization                                  -                -                -                 -
               Depreciation of rental property               -                -                -                 -
               Other                                         -                -                -                 -
                                                 ----------------------------------------------------------------------
                                                           70,460           43,996            46,218          315,777

Income before interest income (expense)                    96,196           84,997           108,484          601,043
Interest income                                              -                -                -                 -
Interest expense                                             -                -                -                 -
                                                 ----------------------------------------------------------------------

Net Income                                                $96,196          $84,997          $108,484         $601,043
                                                 ======================================================================


                                                                            Charleston        Dunwoody          Clarion
                                                           Carlyle Club        Place           Springs          Crossing
                                                            Pro Forma        Pro Forma        Pro Forma        Pro Forma
                                                           Adjustments      Adjustments      Adjustments      Adjustments
                                                           -----------      -----------      -----------      -----------
Date of Acquisition                                          4/30/97          5/13/97          7/25/97          9/30/97

Property operations


    Revenues from rental properties                        $637,842         $536,210       $1,437,230       $1,141,473
    Rental expenses:
               Property management                          205,723          169,807          451,935          442,582
               Taxes and insurance                           46,970           34,987          144,766           59,664
               General and administrative                      -                -                -                -
               Amortization                                    -                -                -                -
               Depreciation of rental property                 -                -                -                -
               Other                                           -                -                -                -
                                                 --------------------------------------------------------------------------
                                                            252,693          204,794          596,701          502,246

Income before interest income (expense)                     385,149          331,416          840,529          639,227
Interest income                                                   -             -                -                -
Interest expense                                                  -             -                -                -
                                                 --------------------------------------------------------------------------

Net Income                                                 $385,149         $331,416         $840,529         $639,227
                                                 ==========================================================================

                                                                       Remington
                                                       St. Regis         Place          Stone Brooke          1997
                                                       Pro Forma       Pro Forma         Pro Forma        Acquisition
                                                      Adjustments     Adjustments       Adjustments       Adjustments
                                                      -----------     -----------       -----------       -----------
Date of Acquisition                                    10/31/97         10/31/97          10/31/97

Property operations


    Revenues from rental properties                  $1,100,453         $918,833         $1,037,535       $8,176,747
    Rental expenses:                                                                          -
               Property management                      294,153          262,938            323,499        2,524,622
               Taxes and insurance                       64,195           60,505             95,262          608,815
               General and administrative                  -                -                 -                    -
               Amortization                                -                -                 -                    -
               Depreciation of rental property             -                -                 -                    -
               Other                                       -                -                 -                    -
                                                 --------------------------------------------------------------------
                                                        358,348          323,443            418,761        3,133,437

Income before interest income (expense)                 742,105          595,390            618,774        5,043,310
Interest income                                            -                -                 -                    -
Interest expense                                           -                -                 -                    -
                                                 --------------------------------------------------------------------

Net Income                                             $742,105         $595,390           $618,774       $5,043,310
                                                 ====================================================================

PRO FORMA STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 1998 (UNAUDITED)

The Unaudited Pro Forma Statement of Operations for the three month period ended March 31, 1998 is presented as if the 3 Property acquisitions made during 1998 had occurred on January 1, 1998. The Unaudited Pro Forma Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurred no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the period ended March 31, 1998 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.



                                                                                             Stone              Pinnacle
                                                                      Historical             Point               Ridge
                                                                     Statement of          Pro Forma           Pro Forma
                                                                      Operations          Adjustments         Adjustments
                                                                 --------------------------------------------------------
Date of Acquisitions                                                           -            1/15/98             3/31/98

Rental and other income                                              $20,962,469            $ 56,094             $214,941

Rental expenses:

           Property and maintenance                                    5,499,525              15,821               73,178
           Taxes and insurance                                         1,523,849               4,154               15,411
           Property management                                           512,319                 -                    -
           General and administrative                                    356,339                 -                    -
           Amortization and other depreciation                            16,138                 -                    -
           Depreciation of rental property                             4,683,384                 -                    -
           Other                                                         406,959                 -                    -
                                                            -------------------------------------------------------------

                                                                      12,998,513              19,975               88,589

Income before interest income (expense)                                7,963,956              36,119              126,352
Interest income                                                           93,010                 -                   -
Interest expense                                                      (2,820,918)                -                   -
                                                                 --------------------------------------------------------

Net Income                                                            $5,236,048             $36,119             $126,352

Net income per share                                                       $0.15
                                                                          ======

Wgt. avg. number of shares outstanding                                35,701,334
                                                                     ===========



                                                                    Hampton
                                                                     Pointe           1998
                                                                   Pro Forma        Pro Forma                     Total
                                                                  Adjustments       Adjustments                  Pro Forma
                                                           --------------------------------------------      --------------
Date of Acquisitions                                                3/31/98                                             -

Rental and other income                                          $495,061              -                      $21,728,565
                                                                                                                        -
Rental expenses:

           Property and maintenance                               157,479              -                        5,746,003
           Taxes and insurance                                     54,874              -                        1,598,288
           Property management                                       -                 -                          512,319
           General and administrative                                -                 -                          356,339
           Amortization and other depreciation                       -                 -                           16,138
           Depreciation of rental property                           -             147,656  (A)                 4,831,040
           Other                                                     -                 -                          406,959
                                                           ---------------------------------------      -----------------

                                                                  212,353          147,656                     13,467,086

Income before interest income (expense)                           282,708         (147,656)                     8,261,479
Interest income                                                     -                -                             93,010
Interest expense                                                    -             (409,092) (B)                (3,230,010)
                                                           --------------------------------------------      --------------

Net Income                                                       $282,708        ($556,748)                    $5,124,479

Net income per share                                                                                                $0.14
                                                                                                               ==========

Wgt. avg. number of shares outstanding                                                                         35,701,334
                                                                                                               ==========

(A) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, for the period of time not owned by the Company. The weighted average life of the property depreciated was
27.5 years.

(B) Represents the interest expense for the 3 Properties for the period in which the properties were not owned for the three month period ended March 31, 1998, interest was computed based on interest rates under the Company's line of credit in effect at the time of the respective acquisition.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Cornerstone Realty Income Trust, Inc.

Date:  June 11, 1998                      By:  /s/ Stanley J. Olander, Jr.
                                                --------------------------------
                                                Stanley J. Olander, Jr.,
                                                Chief Financial Officer Of
                                                Cornerstone Realty Income
                                                Trust, Inc.

                                 EXHIBIT INDEX

                      Cornerstone Realty Income Trust, Inc.
                         Form 8-K dated March 31, 1998

Exhibit Number               Exhibit

     10.1                    Purchase Contract for Hampton Point Apartments

     10.2 Purchase Contract for Pinnacle Ridge (formerly Edgewood Knoll) Apartments

     23.1                    Consent of Independent Auditors

     23.2                    Consent of Independent Auditors





                                      -16-